Exhibit 10.3

EXECUTION VERSION

NEW HOLDCO JOINDER AGREEMENT

NEW HOLDCO JOINDER AGREEMENT dated as of July 1, 2024 (this “Joinder”), between SIX FLAGS ENTERTAINMENT CORPORATION (f/k/a CopperSteel HoldCo, Inc.), a Delaware corporation (“New Holdco”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent.

Reference is made to that certain Credit Agreement dated as of May 1, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Cedar Fair, L.P., a Delaware limited partnership (“Cedar Fair”), Millennium Operations LLC, a Delaware limited liability company, Canada’s Wonderland Company, a Nova Scotia unlimited company, the other Subsidiary Borrowers party thereto from time to time, the Guarantors party thereto from time to time, the Lenders party thereto from time to time and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”). Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

Pursuant to the Merger Agreement, on the date hereof Cedar Fair has merged with and into New Holdco (the “Merger”), with New Holdco surviving the Merger.

Pursuant to Section 5.13(a) of the Credit Agreement, New Holdco is required, substantially concurrently with the consummation of the Merger, to execute and deliver to the Administrative Agent and the Collateral Agent this Joinder.

Accordingly, New Holdco, the Administrative Agent and the Collateral Agent agree as follows:

SECTION 1. Assumption under the Credit Agreement. New Holdco hereby acknowledges, agrees and confirms that, immediately upon the consummation of the Merger, New Holdco has succeeded to all the rights, benefits, duties and obligations of Cedar Fair under the Credit Agreement. In furtherance of the foregoing, New Holdco hereby (a) acknowledges, agrees and confirms that, on the date hereof and immediately upon the consummation of the Merger, it has become a party to the Credit Agreement and is “Holdings” thereunder, (b) expressly assumes and ratifies, and agrees to be bound by, and shall have all the rights under, all of the terms, provisions and conditions contained in the Credit Agreement applicable to it as Holdings, a Borrower and a Guarantor, including all of the payment and performance obligations, contingent or otherwise, on the part of Holdings, a Borrower and a Guarantor under the Credit Agreement, and (c) expressly assumes and ratifies the Guarantee of the Guaranteed Obligations provided by Holdings under Article X of the Credit Agreement. Holdings hereby represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders that, on the date hereof and immediately upon the consummation of the Merger and effectiveness of this Joinder, the representations and warranties set forth in Sections 3.01, 3.02, 3.03, 3.04, 3.07(a), 3.07(b), 3.07(e), 3.09, 3.11, 3.13, 3.14, 3.15, 3.16, 3.19, 3.21 and 3.22, insofar as such representations and warranties relate to Holdings, are true and correct on and as of the date hereof.

SECTION 2. Assumption under the U.S. Collateral Agreement. New Holdco hereby acknowledges, agrees and confirms that, immediately upon on the consummation of the Merger, New Holdco has succeeded to all the rights, benefits, duties and obligations of Cedar Fair under the U.S. Collateral Agreement. In furtherance of the foregoing, New Holdco hereby (a) acknowledges, agrees and confirms that, on the date hereof and immediately upon the consummation of the Merger, it has become a party to the U.S. Collateral Agreement and is a Grantor thereunder, (b) expressly assumes and ratifies, and agrees to be bound by, all of the terms, provisions and conditions contained in the U.S. Collateral Agreement applicable to it as Grantor, including all of the payment and performance obligations, contingent or otherwise, on the part of a Grantor under the Credit Agreement, and (c) as security for the payment and performance, as the case may be, in full of the Secured Obligations, including the Guaranty, hereby collaterally assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all right, title and interest in or to any and of the Collateral now owned or at any time hereafter acquired by New Holdco in which the New Holdco now has or at any time in the future may acquire any right, title or interest. Each reference to a “Grantor” in the U.S. Collateral Agreement shall be deemed to include New Holdco. New Holdco hereby represents and warrants to the Collateral Agent that, on the date hereof and immediately upon the consummation of the Merger and effectiveness of this Joinder, the representations and warranties made by it as a Grantor under the U.S. Collateral Agreement are true and correct on and as of the date hereof.

SECTION 3. Binding Effect; Successors and Assigns. This Joinder shall become effective when the Administrative Agent shall have executed a counterpart hereof and shall have received copies hereof which, when taken together, bear the signatures of New Holdco and the Collateral Agent, and thereafter shall be binding upon and inure to the benefit of New Holdco, the Administrative Agent, the Collateral Agent, the Lenders and the Issuing Banks, and their respective permitted successors and assigns. Except as permitted by Section 6.05(o) of the Credit Agreement, New Holdco may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by New Holdco without such consent shall be null and void).

SECTION 4. Effect of Joinder.

(a) Except as expressly supplemented hereby, each of the Credit Agreement and the U.S. Collateral Agreement shall remain in full force and effect, and, except as expressly supplemented hereby, this Joinder shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the U.S. Collateral Agreement or any other Loan Document.

(b) This Joinder shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. On and after the date hereof, (i) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import shall refer to the Credit Agreement as supplemented by this Joinder, and each reference in any other Loan Document to “the Credit Agreement” shall refer to the Credit Agreement as supplemented by this Joinder and (ii) each reference in the U.S. Collateral Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import shall refer to the U.S. Collateral Agreement as supplemented by this Joinder, and each reference in any other Loan Document to “the U.S. Collateral Agreement” shall refer to the U.S. Collateral Agreement as supplemented by this Joinder.

(c) The parties hereto agree that this Joinder shall constitute a notice of the change in Holdings’ organizational name and form of organization for purposes of Section 5.10(f) of the Credit Agreement.

SECTION 5. Applicable Law. THIS JOINDER, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS JOINDER AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement or Section 6.1 of the U.S. Collateral Agreement, as applicable.

SECTION 7. Incorporation by Reference. The provisions of Sections 9.11, 9.12, 9.13, 9.14 and 9.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, into this Joinder as if set forth in full herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, New Holdco, the Administrative Agent and the Collateral Agent have duly executed this Joinder as of the day and year first above written.

SIX FLAGS ENTERTAINMENT CORPORATION (f/k/a CopperSteel HoldCo, Inc.)

By:	/s/ Brian C. Witherow
Name: Brian C. Witherow
Title: Chief Financial Officer

[Signature Page to New HoldCo Joinder Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent

By:	/s/ Devin Reasons
Name: Devin Reasons
Title: Executive Director

[Signature Page to New HoldCo Joinder Agreement]